UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 31, 2007
Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or other jurisdiction of incorporation)

000-27577	16-1538028

(Commission File Number)	(IRS Employer Identification Number)

135 Corporate Woods, Rochester, New York 14623

(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number Including Area Code:       (585) 272-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 — Results of Operations and Financial Condition
On February 2, 2007, Harris Interactive Inc. (the “Company”) issued a press release announcing the Company’s earnings for the fiscal quarter ended December 31, 2006. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Section 5 — Corporate Governance and Management
Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective as of January 31, 2007, Dr. Richard B. Wirthlin retired from the Company’s Board of Directors. The Company announced Dr. Wirthlin’s retirement in the press release attached to this Current Report on Form 8-K as Exhibit 99.1.
Section 8 — Other Events
Item 8.01 — Other Events
On February 2, 2007, the Company issued a press release announcing that on January 31, 2007, its Board of Directors authorized increasing the capacity of the Company’s existing share repurchase program by $30.0 million and extending the program through December 31, 2007. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The repurchase program now provides that approximately $35.0 million may be used by the Company, in the discretion of its Board of Directors from time to time, to acquire common stock of the Company through December 31, 2007. Purchases will continue to be made in accordance with applicable laws, rules, and regulations. Decisions under the share repurchase program regarding amounts of repurchases and their timing have been and will continue to be based on factors such as the stock price, availability and general Company, economic and market conditions. The Company has made and may make both broker, open market and privately negotiated block purchases from time to time under the share repurchase program.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on February 2, 2007 announcing the Company’s earnings for the fiscal quarter ended December 31, 2006, retirement of Dr. Richard B. Wirthlin from its Board of Directors and modifications to the Company’s existing share repurchase program.
Exhibit 99.1 is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of Item 2.02 of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)

	By:	/s/ Ronald E. Salluzzo

	Name: Title:	Ronald E. Salluzzo Chief Financial Officer and Corporate Secretary (Principal Financial Officer)
Dated: February 2, 2007

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press Release issued by Harris Interactive Inc. on February 2, 2007 announcing the Company’s earnings for the fiscal quarter ended December 31, 2006, retirement of Dr. Richard B. Wirthlin from its Board of Directors and modifications to the Company’s existing share repurchase program.